Exhibit 32

                                  CERTIFICATION

      The undersigned certify pursuant to 18 U.S.C.ss.1350 that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 26, 2004                    /s/ James J. Carbonari
                                         -------------------------------------
                                         President and Chief Executive Officer


Date:  March 26, 2004                    /s/ Gregory P. Jensen
                                         -------------------------------------
                                         Chief Financial Officer